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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 26, 1997

                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)

   Delaware                         0-21097                      84-1294908
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                    File No.)                 Identification No.)
incorporation)

      14123 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                  (Address of principal executive offices)

                                 (303) 215-9300
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changes since last report)
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ITEM 5.  OTHER EVENTS

         On December 26, 1997, Mark R. Goldston resigned as Chief Executive Officer and a director of Einstein/Noah Bagel Corp. (the "Company"). The Company has announced that Scott A. Beck, as Chairman of the Board of the Company, has assumed the responsibilities formerly held by Mr. Goldston. Mr. Beck also serves as Co-Chairman of the Board and President of Boston Chicken, Inc., the majority stockholder of the Company.


                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     December 29, 1997

                                        EINSTEIN/NOAH BAGEL CORP.



                                        By:  /s/ Paul A. Strasen
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                                           Paul A. Strasen
                                           Senior Vice President